SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): May 25, 2004

                          THE SPORTS CLUB COMPANY, INC.
           -----------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                                 --------------
                 (State or Other Jurisdiction of Incorporation)


         1-13290                                         95-4479735
         ----------                                   --------------
(Commission File Number)                   (IRS Employer Identification Number)


                     11100 Santa Monica Boulevard, Suite 300
                          Los Angeles, California 90025
                      -------------------------------------
                    (Address of Principal Executive Offices)

                  Registrant's telephone number, including area
                               code: 310-479-5200

                                 Not Applicable
             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                           Index of Exhibits on Page 3


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Item 5. Other Events and Regulation FD Disclosure

     On May 28, 2004 the Company announced that it has received a default notice from U.S. Bank, as Trustee for the holders of the Company's 11 3/8% Senior Secured Notes due in March 2006. As previously reported, the Company has delayed the filing of its annual report on Form 10-K for the year ended December 31, 2003 due to complex issues associated with Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, and Statement of Financial Accounting Standards No. 144, Accounting for the Impairment and Disposal of Long-Lived Assets. Also, as previously announced, on May 4, 2004, the American Stock Exchange accepted the Company's compliance plan in which the Company outlined the timeframe and the steps being undertaken to ensure the filing of its required financial reports. The letter from the Trustee, received by the Company on May 25, 2004, notified the Company that an "event of default" under the Indenture would arise if the Company failed to file its financial reports with the Securities and Exchange Commission within thirty (30) days after the Company's receipt of such notice. While no assurances can be given as to the timing of the Company's filing, the Company continues to make satisfactory progress towards completion of its financial reports and expects to file within the allotted thirty (30) day period which would constitute a cure and nullify the Trustee's notice.

     All statements in this report other than statements of historical fact are forward looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in this report. The forward looking statements speak only as of the date of this report, and the Company expressly disclaims any obligation to release publicly any update or revision to any forward looking statement contained herein if there are changes in the Company's expectations or in any events, conditions or circumstances on which any such forward looking statement is based.


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Item 7. Financial Statements and Exhibits

(a)  Financial Statements

     Not Applicable


(b)  Pro Forma Financial Information

     Not Applicable


(c)  Exhibits

     99.1 Company press release dated May 28, 2004.



                  [Remainder of Page Intentionally Left Blank]


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: May 28, 2004                        THE SPORTS CLUB COMPANY, INC.



                                             By:   /s/  Timothy M. O'Brien
                                                 ------------------------------
                                                        Timothy M. O'Brien
                                                        Chief Financial Officer



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                                                                   EXHIBIT 99.1


                                  NEWS RELEASE




For Immediate Release                             CONTACT: Timothy M. O'Brien
                                                  Chief Financial Officer
                                                  The Sports Club Company, Inc.
                                                  (310) 479-5200



                          THE SPORTS CLUB COMPANY, INC.
                       ANNOUNCES RECEIPT OF DEFAULT NOTICE
                                 FROM U.S. BANK

LOS ANGELES, CA (May 28, 2004) - The Sports Club Company, Inc. (AMEX: SCY) today announced that it has received a default notice from U.S. Bank, as Trustee for the holders of the Company's 11 3/8% Senior Secured Notes due in March 2006. As previously reported, the Company has delayed the filing of its annual report on Form 10-K for the year ended December 31, 2003 due to complex issues associated with Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, and Statement of Financial Accounting Standards No. 144,
Accounting for the Impairment and Disposal of Long-Lived Assets. Also, as previously announced, on May 4, 2004, the American Stock Exchange accepted the Company's compliance plan in which the Company outlined the timeframe and the steps being undertaken to ensure the filing of its required financial reports. The letter from the Trustee, dated May 21, 2004, notified the Company that an "event of default" under the Indenture would arise if the Company failed to file its financial reports with the Securities and Exchange Commission within thirty
(30) days after the Company's receipt of such notice. While no assurances can be given as to the timing of the Company's filing, the Company continues to make satisfactory progress towards completion of its financial reports and expects to file within the allotted thirty (30) day period which would constitute a cure and nullify the Trustee's notice.

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All  statements in this press release other than  statements of historical  fact are forward looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in this press release. The forward looking statements speak only as of the date of this press release, and the Company expressly disclaims any obligations to release publicly any update or revision to any forward looking statement contained herein if there are changes in the Company's expectations or if any events, conditions or circumstances on which any such forward looking statement is based.

The Sports Club Company, based in Los Angeles, California owns and operates luxury sports and fitness complexes nationwide under the brand name "The Sports Club/LA."

                                       ###


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